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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) March 5, 2002


                          Fog Cutter Capital Group Inc.
               (Exact Name of Registrant as Specified in Charter)



         Maryland                    0-23911         52-2081138
 (State or Other Jurisdiction       (Commission     (IRS Employer
   of Incorporation)                File Number)    Identification No.)


                  1410 SW Jefferson Street, Portland, OR 97201
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (503) 721-6500



Item 5. Other Events.

      On March 5, 2002, Jordan D. Schnitzer resigned as a member of the Board of Directors of Fog Cutter Capital Group Inc. (the "Company") The resignation was effective immediately.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

          The following exhibits are filed as part of this report:

          Exhibit 1.1 Jordan D. Schnitzer Resignation Letter dated March 5,
2002.

          Exhibit 1.2 Press Release dated March 6, 2002 announcing the resignation of Jordan D. Schnitzer.


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, Fog Cutter Capital Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 6, 2002

                                          FOG CUTTER CAPITAL GROUP INC.


                                         By: /s/ Lawrence A. Mendelsohn
                                            ---------------------------
                                            Lawrence A. Mendelsohn
                                            President


                                         By: /s/ R. Scott Stevenson
                                            ---------------------------
                                            R. Scott Stevenson
                                            Senior Vice President and
                                            Chief Financial Officer